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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


                          ----------------------------


                 Date of Earliest Event Reported: March 27, 1998


                               OCEAN ENERGY, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                                   0-25058                                      72-1277752
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



                           1201 Louisiana, Suite 1400
                              Houston, Texas 77002

              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (713) 654-9110


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



Item 2.  Acquisition or Disposition of Assets

MERGER WITH UNITED MERIDIAN CORPORATION

         Effective on March 27, 1998, United Meridian Corporation, a Delaware corporation ("UMC"), merged with and into Ocean Energy, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger, dated as of December 22, 1997, as amended by an Amendment No. 1, dated as of January 7, 1998, and an Amendment No. 2, dated as of February 20, 1998 (as amended the "Merger Agreement"), among the Company, UMC and the OEI Holding Corporation, a Delaware corporation (the "Merger"). The closing of the transactions contemplated by the Merger Agreement took place on March 27, 1998. Pursuant to the Merger Agreement, the Company's stockholders are entitled to receive 2.34 shares of common stock, par value $0.01 per share, of the Company (the "OEI Common Stock") for each of the approximately 22.9 million existing shares of common stock outstanding (the "Old OEI Common Stock"), and UMC stockholders are entitled to receive 1.30 shares of OEI Common Stock for each of the approximately 35.8 million existing shares of UMC common stock, par value $0.01 per share ("UMC Common Stock) outstanding. This results in approximately 100.1 million shares of OEI Common Stock outstanding immediately following the Merger. UMC Common Stock and Old OEI Common Stock are no longer transferable and certificates evidencing shares of UMC Common Stock and Old OEI Common Stock represent only the right to receive, without interest, shares of OEI Common Stock, in accordance with the provisions of the Merger Agreement. Cash will be paid in lieu of fractional shares of OEI Common Stock. The stockholders of the Company and UMC approved the Merger at an Annual Stockholders' Meeting and a Special Stockholders' Meeting, respectively, held on March 27, 1998.

         The consideration of the Merger was determined through negotiations between the managements of the Company and UMC and was approved by their respective board of directors. In North America, the UMC production is concentrated in the Gulf Coast, Permian Basin, Midcontinent and Rocky Mountain regions and in Western Canada. Internationally, UMC operations include the West African oil and gas producing regions of Cote d'Ivoire and Equatorial Guinea, production sharing contracts or petroleum concession agreements on five blocks in Pakistan and on one block in Bangladesh, and participation in a block in offshore Angola. Additionally, there are two applications pending for production sharing contracts in an additional West African nation.

         Under the Merger Agreement, each unexpired and unexercised outstanding Company stock option to purchase or acquire a share of Old OEI Common Stock under the Company's Option Plans (as defined below) was automatically converted into an option to purchase the number of shares of OEI Common Stock equal to
2.34 times the number of shares of Old OEI Common Stock which could have been obtained prior to the Merger, at an exercise price per share equal to the exercise price for each such share of Old OEI Common Stock subject to such option divided by 2.34. The other terms of each such option, and the plans under which they were issued, continue to apply in accordance with their terms, including any provisions providing for transfer and acceleration.

         In addition, each outstanding UMC stock option to purchase or acquire a share of UMC Common Stock under the UMC Option Plans (as defined below) was converted into an option to purchase the number of shares of OEI Common Stock equal to 1.30 times the number of shares of UMC Common Stock which could have been obtained prior to the Merger, at an exercise price per share equal to the exercise price for each such share of UMC Common Stock subject to such option under the UMC Option Plans divided by 1.30. The Company also assumed the obligations of UMC under the UMC Option Plans. The other terms of each such option, and the UMC Option Plans under which they were issued, continue to apply in accordance with their terms, including any provisions providing for transfer and acceleration.

ITEM 5.  OTHER EVENTS

         At the Company's 1998 Annual Meeting of Stockholders (the "Annual Meeting"), the stockholders of the Company also approved the Ocean Energy, Inc. 1998 Long-Term Incentive Plan (the "1998 LTIP"). As used herein, the term "Company Option Plans" shall mean, collectively, the Ocean Energy, Inc. 1994 Long-Term Incentive Plan ("1994 LTIP"), the Ocean Energy, Inc. 1996 Long-Term Incentive Plan ("1996 LTIP"), the Ocean Energy, Inc. Long-Term Incentive Plan for Nonexecutive Employees ("Nonexecutive LTIP") and the 1998 LTIP. As used herein, the term "UMC Option Plans" shall mean, collectively, the United Meridian Corporation 1987 Nonqualified Stock

Option Plan ("UMC 1987 NQO Plan"), the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan ("UMC 1994 NQO Plan") and the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan ("UMC Outside Director Plan"). Although the outstanding options under each of the Company Option Plans and UMC Option Plans (collectively, the "Plans") will remain outstanding (adjusted as described above), no further grants will be made under any of such plans other than the 1998 LTIP and the Nonexecutive LTIP. Substantially all outstanding options granted under the Plans became fully exercisable as a result of the Merger.

         At the Annual Meeting, the Company's stockholders also elected Mr. Flores and Thomas D. Clark, Jr. to serve additional three-year terms as Class III Directors. The Board of Directors of the Company following the effective time of the Merger is composed of the following individuals: Robert L. Belk, John B. Brock, Thomas D. Clark, Jr., Lodwrick M. Cook, James L. Dunlap, James C. Flores, Robert L. Howard, Elvis L. Mason, Charles F. Mitchell, James L. Murdy, David K. Newbigging, William W. Rucks, IV, Matthew R. Simmons and Milton J. Womack. In addition, stockholders ratified the appointment of Arthur Andersen LLP as the Company's independent auditors for the 1998 fiscal year.

         In connection with the Merger, on March 27, 1998, the Company entered into employment agreements, copies of which are attached hereto as exhibits, with John B. Brock and James C. Flores which extend for an initial period of three years, subject to extension. Mr. Brock and Mr. Flores will receive a base salary per year of $475,000 and $600,000, respectively, and a maximum discretionary annual bonus of 200% of such executive's base salary in effect during such year. Additionally, the Certificate of Incorporation of the Company was amended to increase the number of authorized shares of Common Stock to 250 million shares.

         Also in connection with the Merger, on March 27, 1998, the Company, restructured its bank debt by entering into a $750,000,000 (subject to borrowing base limitations) Revolving Credit Facility among the Company, Ocean Energy, Inc., a Louisiana corporation and indirect wholly owned subsidiary of the Company ("OEI Louisiana"), and a consortium of banks, including Chase Bank of Texas, National Association, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Syndication Agent (the "Revolving Credit Facility"). The Revolving Credit Facility provides for an initial borrowing base of $600,000,000 and for the guaranty by the Company of OEI Louisiana's obligations under the Revolving Credit Facility. The Company and OEI Louisiana plan to use the funds available under the Revolving Credit Facility in order to finance, among other things, (i) the repayment of existing senior credit facilities of the Company and UMC Petroleum Corporation, predecessor by merger to OEI Louisiana, (ii) future exploration, development and production costs, and (iii) other working capital needs.

         Additionally, on March 27, 1998, UMC Resources Canada, Ltd., a British Columbia corporation and wholly-owned, indirect subsidiary of the Company ("UMC Canada"), entered into a subfacility with certain lenders for borrowings in Canadian Dollars up to CDN $25,000,000 (subject to borrowing base limitations) (the "Canadian Subfacility"). The Canadian Subfacility provides for the guaranty by the Company of UMC Canada's obligations under the Canadian Subfacility.

         The Company executed a Third Supplemental Indenture, dated as of March 27, 1998, by and among the Company, OEI Louisiana and State Street Bank and Trust Company, as successor in interest to Fleet National Bank, as trustee (the "Trustee"), relating to the 13 1/2% Senior Notes due 2004 (the "1994
Supplemental Indenture"). The 1994 Supplemental Indenture amends the original indenture, dated as of December 1, 1994, by and among the Company, OEI Louisiana and the Trustee, as supplemented by the First Supplemental Indenture thereto, dated as of September 19, 1996, and the Second Supplemental Indenture thereto, dated as of July 14, 1997 (the "1994 Indenture").

         The Company also executed on March 27, 1998, a First Supplemental Indenture, by and among the Company, OEI Louisiana and the Trustee, relating to the 9 3/4% Senior Subordinated Notes due 2006 (the "1996 Supplemental Indenture"), which amends the original indenture, dated as of September 26, 1996, by and among the Company, OEI Louisiana and the Trustee (the "1996 Indenture").

         Additionally, on March 27, 1998, the Company executed a First Supplemental Indenture, by and among the Company, OEI Louisiana and the Trustee, with respect to the 87/8% Senior Subordinated Notes due 2007 (the "1997 Supplemental Indenture"), amending the original indenture, dated as of July 2, 1997, among the Company, OEI Louisiana and the Trustee (the "1997 Indenture").

         The 1994 Supplemental Indenture, the 1996 Supplemental Indenture and the 1997 Supplemental Indenture amend their respective original indentures by providing that (i) OEI Louisiana will confirm its subsidiary guarantees under such indentures and (ii) with respect to the 1996 Indenture and the 1997 Indenture, the Company will evidence its designation of Havre Pipeline Company LLC, and Lion GPL, S.A. to be "Unrestricted Subsidiaries" for purposes of such Indentures.

         Also on March 27, 1998, the Company executed a Second Supplemental Indenture by and among the Company, OEI Louisiana and U.S. Bank Trust National Association, with respect to the 103/8% Senior Subordinated Notes due 2005 (the "1995 Supplemental Indenture"). The 1995 Supplemental Indenture amends the original indenture, dated as of October 30, 1995, by and among UMC, UMC Petroleum Corporation and First Trust of New York, National Association, as trustee, as supplemented by the First Supplemental Indenture, thereto, dated as of November 4, 1997 (the "1995 Indenture"), by providing that (i) the Company, as successor by merger to UMC, will assume the obligations of UMC under the 1995 Indenture, (ii) OEI Louisiana, as successor by merger to UMC Petroleum Corporation, will assume UMC Petroleum Corporation's subsidiary guarantee of the 1995 Indenture and become a subsidiary guarantor under the 1995 Indenture, and
(iii) the Company will evidence its designation of Havre Pipeline Company, LLC and Lion GPL, S.A. to be "Unrestricted Subsidiaries" for purposes of the 1995 Indenture.

Item 7.  Financial Statements and Exhibits

(a)        Financial Statements of Businesses Acquired

           Previously reported.

(b)        Pro Forma Financial Information

           Previously reported.

(c)        Exhibits

           The following exhibits are filed as part of this report:

         2.1 Agreement and Plan of Merger, dated as of December 22, 1997, by and among the Company, United Meridian Corporation, a Delaware Corporation, and OEI Holding Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.1 to United Meridian Corporation's Current Report on Form 8-K filed on December 23, 1997).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of January 7, 1997, among the Company, OEI Holding Corporation, a Delaware corporation and United Meridian Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.2 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933)).

         2.3 Amendment No. 2. to Agreement and Plan of Merger, dated as of February 20, 1998, among the Company, OEI Holding Corporation, a Delaware corporation and United Meridian Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933)).

         *+10.1 Employment Agreement, dated as of March 27, 1998, among the Company and John B. Brock.

         *+10.2 Employment Agreement, dated as of March 27, 1998, among the Company and James C. Flores.

         *10.3 Global Credit Agreement, dated as of March 27, 1998, by and among the Company, OEI Louisiana, Chase Bank of Texas, National Association ("Chase Texas") as Administrative Agent, Morgan Guaranty Trust of New York ("Morgan Guaranty") as Syndication Agent, Barclay Bank PLC as Documentation Agent, and the other Lenders named therein.

         *10.4 Guaranty Agreement, dated as of March 27, 1998, by and among the Company, Chase Texas as Administrative Agent, Morgan Guaranty as Syndication Agent, Barclays Bank PLC as Documentation Agent, and the other Lenders named therein.

         *10.5 Intercreditor Agreement, dated as of March 27, 1998, by and among the Company, OEI Louisiana, UMC Canada, Chase Texas as Administrative Agent and Paying Agent, Morgan Guaranty as Syndication Agent, Barclays Bank PLC as Documentation Agent, and the other Lenders named therein.

         *10.6 Credit Agreement, dated as of March 27, 1998, by and among UMC Canada, the Chase Manhattan Bank of Canada ("Chase Canada") as Agent, and the other Lenders named therein.

         *10.7 Guaranty Agreement, dated as of March 27, 1998, by and among the Company, Chase Canada as Administrative Agent, and the other Lenders named therein.

         *10.8 Guaranty Agreement, dated as of March 27, 1998, by and among OEI Louisiana, Chase Canada as Administrative Agent and the other Lenders named therein.

         *10.9 Third Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc., a Delaware corporation, Ocean Energy, Inc., a Louisiana corporation, and State Street Bank and Trust Company, relating to the 13 1/2% Senior Notes due 2004.

         *10.10 First Supple mental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc. a Delaware corporation, Ocean Energy, Inc., a Louisiana corporation, and State Street Bank and Trust Company, relating to the 9 3/4% Senior Subordinated Notes due 2006.

         *10.11 First Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc., a Delaware corporation, Ocean Energy, Inc., a Louisiana corporation, and State Street Bank and Trust Company, relating to the 87/8% Senior Subordinated Notes due 2007.

         *10.12 Second Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc. a Delaware corporation (successor by merger to United Meridian Corporation), Ocean Energy, Inc., a Louisiana corporation, (successor by merger to UMC Petroleum Corporation), and U.S. Bank Trust National Association, relating to the 103/8% Senior Subordinated Notes due 2005.
         *+10.13 Ocean Energy, Inc. 1998 Long Term Incentive Plan (included as Appendix E to the Joint Proxy Statement and Prospectus contained in the Company's Registration Statement on Form S-4 (No. 333-43933) and incorporated herein by reference).

         *99.1    Certificate of Incorporation of the Company, as amended.

         *99.2    Amended and Restated Bylaws of the Company.

------------------------------

* Filed herewith.
+ Management contract or compensatory plan.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OCEAN ENERGY, INC.




                                           By:  /s/ ROBERT K. REEVES
                                               ---------------------------
                                                Robert K. Reeves
                                                Executive Vice President,
                                                  General Counsel and Secretary


Date:  March 31, 1998

                                                   EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated as of December 22, 1997, by and among the Company, United Meridian Corporation, a Delaware Corporation, and OEI Holding Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.1 to United Meridian Corporation's Current Report on Form 8-K filed on December 23, 1997).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of January 7, 1997, among the Company, OEI Holding Corporation, a Delaware corporation and United Meridian Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.2 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933)).

         2.3 Amendment No. 2. to Agreement and Plan of Merger, dated as of February 20, 1998, among the Company, OEI Holding Corporation, a Delaware corporation and United Meridian Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933)).

         *+10.1 Employment Agreement, dated as of March 27, 1998, among the Company and John B. Brock.

         *+10.2 Employment Agreement, dated as of March 27, 1998, among the Company and James C. Flores.

         *10.3 Global Credit Agreement, dated as of March 27, 1998, by and among the Company, OEI Louisiana, Chase Bank of Texas, National Association ("Chase Texas") as Administrative Agent, Morgan Guaranty Trust of New York ("Morgan Guaranty") as Syndication Agent, Barclay Bank PLC as Documentation Agent, and the other Lenders named therein.

         *10.4 Guaranty Agreement, dated as of March 27, 1998, by and among the Company, Chase Texas as Administrative Agent, Morgan Guaranty as Syndication Agent, Barclays Bank PLC as Documentation Agent, and the other Lenders named therein.

         *10.5 Intercreditor Agreement, dated as of March 27, 1998, by and among the Company, OEI Louisiana, UMC Canada, Chase Texas as Administrative Agent and Paying Agent, Morgan Guaranty as Syndication Agent, Barclays Bank PLC as Documentation Agent,
                  and the other Lenders named therein.       .
         *10.6 Credit Agreement, dated as of March 27, 1998, by and among UMC Canada, the Chase Manhattan Bank of Canada ("Chase Canada") as Agent, and the other Lenders named therein.

         *10.7 Guaranty Agreement, dated as of March 27, 1998, by and among the Company, Chase Canada as Administrative Agent, and the other Lenders named therein.

         *10.8 Guaranty Agreement, dated as of March 27, 1998, by and among OEI Louisiana, Chase Canada as Administrative Agent and the other Lenders named therein.

         *10.9 Third Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc., a Delaware corporation, Ocean Energy, Inc., a Louisiana corporation, and State Street Bank and Trust Company, relating to the 13 1/2% Senior Notes due 2004.

         *10.10 First Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc. a Delaware corporation, Ocean Energy, Inc., a Louisiana corporation, and State Street Bank and Trust Company, relating to the 9 3/4% Senior Subordinated Notes due 2006.

         *10.11 First Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc., a Delaware corporation, Ocean Energy, Inc., a Louisiana corporation, and State Street Bank and Trust Company, relating to the 87/8% Senior Subordinated Notes due 2007.

         *10.12 Second Supplemental Indenture, dated as of March 27, 1998, among Ocean Energy, Inc. a Delaware corporation (successor by merger to United Meridian Corporation), Ocean Energy, Inc., a Louisiana corporation, (successor by merger to UMC Petroleum Corporation), and U.S. Bank Trust National Association, relating to the 103/8% Senior Subordinated Notes due 2005.

         *+10.13 Ocean Energy, Inc. 1998 Long Term Incentive Plan (included as Appendix E to the Joint Proxy Statement and Prospectus contained in the Company's Registration Statement on Form S-4 (No. 333-43933) and incorporated herein by reference).

         *99.1    Certificate of Incorporation of the Company, as amended.

         *99.2    Amended and Restated Bylaws of the Company.


------------------------------

* Filed herewith.
+ Management contract or compensatory plan.